UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 5, 2020

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware

(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road
Lanham, MD	20706
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TWOU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Unaudited Pro Forma Financial Information

On May 22, 2019, 2U, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its acquisition of Trilogy Education Services, Inc. (“Trilogy”) pursuant to the Agreement and Plan of Merger dated April 7, 2019. On July 30, 2019, the Company amended and supplemented the Initial Form 8-K to provide the financial information required under Item 9.01, which was permitted to be filed by amendment no later than 71 days after the due date of the Initial Form 8-K.

The Company is filing this Current Report on Form 8-K in order to make publicly available certain unaudited pro forma financial information of the Company reflecting the acquisition of Trilogy described in Item 9.01(b) below and incorporated by reference herein.

Proposed Offering

On August 5, 2020, the Company issued a press release announcing its intention to offer $300,000,000 of its common stock, par value $0.001 per share. The Company also announced its intention to grant to the underwriters an option to purchase up to $45,000,000 additional shares of its common stock. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information: The unaudited pro forma combined financial statement of the Company giving pro forma effect to the acquisition of Trilogy for the year ended December 31, 2019 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Unaudited pro forma combined financial statement of the Company giving pro forma effect to the acquisition of Trilogy for the year ended December 31, 2019.

99.2	Proposed offering press release issued by the Company, dated August 5, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, Inc.

	By:	/s/ Paul S. Lalljie
	Name:	Paul S. Lalljie
Date: August 5, 2020	Title:	Chief Financial Officer